Reader’s Digest Association
Q4 FY2008 Update
October 14, 2008

 Certain information discussed during this conference call
 may constitute forward-looking statements including, but
 not limited to, statements regarding our expectations of
 the performance of our lines of business and future
 operating results. Although we believe that expectations
 reflected in these statements are based upon reasonable
 assumptions and estimates, we cannot give assurance
 that the expected results will be achieved. We refer you
 to our annual and quarterly reports, which are filed with
 the Securities and Exchange Commission, for factors that
 could impact the Company.  We assume no obligation to
 update or supplement any forward-looking statements.
Forward-Looking Statements
Forward-Looking Statements

President and Chief Executive Officer
President and Chief Executive Officer
Mary Berner

▪ FY2008 was a solid and important year for RDA. It was a year of repositioning and refocusing
 – Company strategy, vision and progress drivers were defined, and
 The FACE Plan was embedded in the organization’s culture
OUR MISSION
We are a global multi-brand media and
 marketing company that educates, entertains
 and connects audiences around the world.
 We are dedicated to providing our customers
 with the inspiration, ideas and tools
 that SIMPLIFY and ENRICH their lives
 We will create the world’s largest multi-platform
 communities based on branded content

Year-End Update

Old RDA:

One focal brand, Reader’s Digest,
“from Birth to Death”
Former Model: One Brand, One Channel
Former Model: One Brand, One Channel

BEST HEALTH

Taste of Home

make it a habit HEALTH SMART

Reader's Digest

The Family Handyman

allrecipes.com

RDEnglish.com English2Go

BIRDS & BLOOMS
Beauty in Your Own Backyard

Selecciones

Country

Reminisce
The Magazine That Brings Back the Good Times

WR WEEKLY READER CORPORATION

TIME LIFE

New Model: Multi-Brand, Multi-Channel
New Model: Multi-Brand, Multi-Channel

Brand Steward
FOOD& ENTERTAINING @RDA
sharing an appetite for life
HEALTH& WELLNESS @RDA
mind, body and spirit
RD COMMUNITY @RDA
life well shared
HOME& GARDEN @RDA
connecting lives, building dreams

Affinity Leverage
The largest U.S. food publisher
Publisher of books and magazines
in health and wellness
Publisher of Reader’s Digest, rd.com,
and other leading books and
magazines
Publisher of print and digital
products for the home and
garden community
Allrecipes
Taste of Home
EDWRR
Family Handyman
Birds & Blooms
Backyard Living
Best Health
HealthSmart
RD-branded products
Weekly Reader
Language learning
Affinity Divisions + Key Brands
Affinity Divisions + Key Brands

▪ In FY2008 we accomplished what we set out to in Phase I of our investment plan. The bulk of the integration work has been completed, and we have made significant progress in:
 – Cost reduction
 – Global expansion
 – Deepening of channels, especially digital
 – Addressing underperforming businesses
 – Corporate culture transformation
 – Key talent upgrades
▪ Phase II of our plan is anchored around generating top-line growth (both organic and through acquisition) with a maintained focus on cost /
 supply chain control
Year-End Update

▪ FY2008 full-year results were in line with our 9-month performance
▪ International operations performed solidly
 – Division’s FY2008 operating profit grew sharply year-over-year
 – Currency-neutral revenue was down slightly (<1%)
▪ Our U.S. businesses posted mixed results
 – Every Day with Rachael Ray pages were up 25%, and we are
 successfully selling ads in the RDA Milwaukee publications
 – Ad pages at the U.S. flagship Reader’s Digest and Family Handyman were down 12% and 5%, respectively
FY2008 Business Highlights

▪ Weakness at Books Are Fun and QSP continued to significantly impact
 Company results
 – BAF / QSP revenues down ~18% year-over-year
 – Issues are being addressed. QSP has been divested, and BAF now reports to our CFO
▪ Restructuring initiatives continue to be identified and implemented to improve supply chain and cost structure
 – In Q4, ~$14 million was spent for restructuring / transaction-related expenses, bringing the full-year spend total to ~$85 million
▪ Several growth investments were executed to drive future growth
 – China / Turkey, Allrecipes international rollout and Best Health /
 Discovery Channel magazine launches
FY2008 Business Highlights

Magazine Subscriptions

2008 Revenue¹: $2.9 billion
Overview
Product Diversity
Divisional Overview
Food and Gift / Other

Magazine Advertising
Books

Music and Videos
RD United
States
RD Intl.
▪  Magazines published: 92 globally - 8 magazines with circulation in excess of 1 million
▪  Books, music and video products sold worldwide: 68 million
▪  RDA products sold in: 79 countries
▪  Customer database: 130 million households globally
SES
(1) Excludes purchase accounting-related adjustment of $113 million; 2008 GAAP revenue was $2.8 billion.
% of Revenue
% of Revenue
Company Overview

Food & Entertaining
RD U.S. Revenue by Affinity
RD International Revenue by Territory
 Home & Garden /
 Health & Wellness
RD Community
 Canada / Latin
 America
Europe
Asia Pacific
2008 RD U.S. Revenue: $0.8 billion
2008 RD International Revenue: $1.6 billion
(1) Reports to Europe.
Direct Holdings U.S.¹
FY2008 Revenue Breakdown

SES Revenue by Segment
Key Points
2008 SES Revenue: $0.5 billion
BAF
 WRPG /
 Compass
QSP
▪ QSP was divested in August 2008 for
 $110 million in cash
 – Business had ~$200mm of sales
 – Retained certain World’s Finest
 Chocolate payment obligations
▪ BAF FY2008 revenue off 21% year-
 over-year
 – Significant headcount reduction
 taken in September 2008
 – BAF’s marketing channel remains
 very challenged
 – BAF business now reports to CFO
▪ Divested a WRPG division in August
 2007 for ~$10mm
FY2008 Revenue Breakdown

普知
Reader's Digest
精明之选
2008
SMART

BEST HEALTH
20 Heart-Smart BBQ Delights
VITAMIN PRIMER
9 WAYS TO YOUR BEST SUMMER
LOOK GREAT
GET HEALTHY
EAT WELL
EMBRACE LIFE

Discovery CHANNEL
Back Alive!
I knew I was down to my last minutes
PLUS: A pull out children's magazine

Growth & Value Creation
Growth & Value Creation
Major Growth Initiatives:
LAUNCHES
RD Serbia, October 2007
Puzhi, January 2008
 (China)
RD Ukraine, February 2008
Best Health, February 2008
Discovery, February 2008
 (Hong Kong, Singapore, Malaysia,
 Philippines, Vietnam)
Allrecipes.com, Summer/Fall 2008
 (United Kingdom and Australia)

169% Growth
4.1
9.1
11.1
Jun-05
Jun-07
Jun-08

rd.com
156% Growth
0.5
1.0
1.4
Jun-05
Jun-07
Jun-08

 ▪ Strategic Partnership with HowStuffWorks.com

 ▪ Strong Growth in Traffic to RDA Websites
  Average Monthly Unique Visitors (in millions):
 – TasteofHome.com relaunched in December 2007 and has already more than doubled its monthly unique visitors to 1.2 million
    Source: WebTrends and Omniture
Digital Progress Continues
Digital Progress Continues

Targeted Savings	Current Run Rate	% Realized FY2008	% Realized FY2009
Supply chain / other	$88mm	19%	61%
WRC / Direct Holdings integration	$30mm	67%	92%
Restructuring	$38mm	52%	94%
Public to private	$4mm	100%	100%

 Business Improvement Initiative
 ▪ $220 million cost reductions targeted over 3 years
 ▪ ~$85 million of restructuring / transaction-related spend in FY2008 and ~$60 million of budgeted restructuring spend in FY2009
 ▪ New FY2009 initiatives include transformational restructurings
Restructuring Update
Restructuring Update

6% Reduction
496
922
1,433
2,131
470
853
1,373
1,975
Jun-07
Jun-08

▪ Entered into 7-year deal with
 Williams Lea in October 2007
▪ Outsourcing complete in over 25
 countries
▪ Net run rate savings of $57 million
 expected by year 3. ~$24 million
 of savings expected in FY2009
 – Williams Lea achieving
 savings to date
▪ Implementation / start-up issues
 have occurred in certain regions
 of the world
 – Working with Williams Lea
 productively to address issues
4,982
4,671
Headcount
Print Utility
Corporate
RD U.S.
SES
RD Intl.
Restructuring Update
Restructuring Update

Chief Financial Officer
Chief Financial Officer
Harris Williams

Q4		Full Year	
	FY2008	FY2007	FY2008	FY2007
Revenues	$ 681	$ 628	$ 2,786	$ 1,076
Product, Distribution & Editorial Exp.	(290)	(300)	(1,223)	(497)
Promotion, Marketing & Administrative Exp.	(357)	(339)	(1,568)	(579)
Goodwill and Intangible Impairment	(307)	-	(307)	-
Other Operating Items, Net	(10)	(20)	(25)	(36)
Operating (Loss) / Profit	$ (283)	$ (31)	$ (337)	$ (35)

($ in Millions)
▪ Purchase accounting makes full-year ’08 vs. ’07 GAAP comparisons difficult. Q4 ’08 & ’07 results represent the full combined operations in both periods
▪ The breakdown of the FY2008 $307 million impairment charge was: QSP - $199 million
 (divested), TOHE - $74 million (divested) and WRPG - $34 million
▪ Please refer to our financial statements for additional information
Reported GAAP Operating Results

Revenue		
	FY2008	FY2007	% Growth
RD International	$ 410	$ 379	8.3%
RD United States	212	222	(4.2)%
School & Educational Services	73	87	(16.2)%
Intercompany Eliminations	(3)	(4)	-
Subtotal	**$ 693**	**$ 684**	**1.3%**
Purchase Accounting Pro Forma Adjustments	(12)	(56)	-
Total Revenue	**$ 681**	**$ 628**	**8.3%**

($ in Millions)
▪ Sharp declines at SES offset by revenue gains at RD International
 – BAF revenue down 20+%
 – On a currency-neutral basis, RD International revenue was down 1.7%
▪ Growth at both Food & Entertaining and Home & Health affinities was offset by lower revenue at RD Community
 – January 2008 rate base reduction and lower ad sales key drivers at RD Community
Q4 FY2008 Operating Performance

Operating Profit		
	FY2008	FY2007	Variance
RD International	$ 52	$ 45	$ 7
RD United States	35	41	(6)
School & Educational Services	(19)	(6)	(13)
Divisional Contribution	**$ 69**	**$ 80**	**$ (11)**
Corporate[1]	(23)	(31)	8
Other Operating Items, Net	(10)	(20)	11
Goodwill and Intangible Asset Impairment	(307)	-	(307)
Purchase Accounting Pro Forma Adjustments	(12)	(60)	48
Total Operating (Loss) / Profit	**$ (283)**	**$ (31)**	**$ (252)**

($ in Millions)
▪ Reduced Corporate / Other Operating expenses offset by significant profit shortfalls at SES
 – SES results include a WFC-related charge of ~$7 million
 – Other Operating Items includes a $6 million restructuring charge
(1) Includes ~$15 million and ~$14 million of amortization of intangible assets in FY2008 and FY2007, respectively.
Q4 FY2008 Operating Performance

Revenue		
	FY2008 Actual	FY2007 Pro Forma	% Growth
RD International	$ 1,633	$ 1,496	9.1%
RD United States	836	857	(2.4)%
School & Educational Services	458	552	(17.0)%
Intercompany Eliminations	(28)	(32)	-
Subtotal	**$ 2,899**	**$ 2,873**	**0.9%**
Purchase Accounting Pro Forma Adjustments	(113)	(182)	-
Total Revenue	**$ 2,786**	**$ 2,691**	**3.5%**

($ in Millions)
▪ Overall RDA posted year-over-year revenue growth of ~1%
 – On a currency-neutral basis, RD International revenue was down <1%
 – BAF revenue was down 21%
▪ Unearned revenue purchase accounting adjustment impacted revenue by $113 million in FY2008
 – In FY2009, the total adjustment will only be $22 million ($14 million in 1H 09)
FY2008 Operating Performance

Operating Profit		
	FY2008 Actual	FY2007 Pro Forma	Variance
RD International	$ 143	$ 96	$ 47
RD United States	84	95	(11)
School & Educational Services	(14)	8	(23)
Divisional Contribution	**$ 213**	**$ 200**	**$ 13**
Corporate[1]	(106)	(116)	10
Other Operating Items, Net	(25)	(49)	24
Goodwill and Intangible Asset Impairment	(307)	-	(307)
Purchase Accounting Pro Forma Adjustments	(113)	(182)	69
Total Operating (Loss) / Profit	**$ (337)**	**$ (147)**	**$ (190)**

($ in Millions)
▪ For the full year, divisional contribution is up ~7% despite underperformance at SES
 – Profits at RD International rose $47 million, up 48% year-over-year
(1) Includes ~$60 million and ~$57 million of amortization of intangible assets in FY2008 and FY2007, respectively.
FY2008 Operating Performance

Q1	Q2	Q3	Q4
Revenue'	**$ 622**	**$ 928**	**$ 657**	**$ 693**
Net Loss	$ (123)	$ 17	$ (54)	$ (343)
Income Tax Provision / (Benefit)	(13)	4	(15)	19
Interest Expense, Net	44	44	41	39
Depreciation & Amortization	23	21	21	21
Non-Cash / One-Time / Other Items	47	58	33	337
EBITDA	**$ (23)**	**$ 145**	**$ 26**	**$ 73**

($ in Millions)
(1) Excludes purchase accounting-related adjustments.
▪ Given the seasonality of certain parts of its business, RDA generated the bulk of its profits in fiscal Q2 and Q4
 – Given the amortization resulting from the March 2007 transaction, D&A is ~$80 million annually
FY2008 Quarterly EBITDA
FY2008 Quarterly EBITDA

Q1	Q2	Q3	Q4	Full Year
Net (Loss) / Income	$ (123)	$ 17	$ (54)	$ (343)	$ (502)
Depreciation & Amortization / Non-Cash Items	25	29	25	331	408
Change in Assets & Liabilities	(27)	80	(14)	0	39
Net Change in Cash from Operating Activities	$ (126)	$ 126	$ (43)	$ (12)	$ (55)
Net Change in Cash from Investing Activities	5	(9)	1	(0)	(3)
Net Change in Cash from Financing Activities / FX	139	(65)	4	9	87
Net Change in Cash & Cash Equivalents	**$ 19**	**$ 51**	**$ (38)**	**$ (3)**	**$ 29**
Beginning Cash & Cash Equivalents	$50	$69	$120	$83	$50
Ending Cash & Cash Equivalents	$69	$120	$83	$79	$79

($ in Millions)
▪ For the full year, RDA consumed ~$60 million in cash from its operations and investing activities
 – ~$85 million of cash was spent on restructuring / transaction-related items
 – Our consolidated cash balance as of 6/30/08 was ~$79 million
FY2008 Cash Flow Summary

FY2007		FY2008	
Revenue[1]	$	2,873	$	2,899
Net Loss	$	(262)	$	(502)
Income Tax Provision / (Benefit)		(45)		(5)
Interest Expense, Net		160		167
Depreciation & Amortization		100		86
Non-Cash / One-Time / Other Items		274		475
EBITDA	$	227	$	222
Adjustments				
Supply Chain & Other Savings	$	-	$	73
Global Headcount Reductions		26		18
Impact of WRC/TL Integration		25		10
Public-to-Private Savings		7		-
Total Adjustments	$	58	$	101
Adjusted EBITDA	$	285	$	323

($ in Millions)
(1) Excludes purchase accounting-related adjustments.
FY2008 Adjusted EBITDA
FY2008 Adjusted EBITDA

6/30/2007	12/31/2007	6/30/2008
Revolver / Overdraft Facility	$ (85)	$ (173)	$ (205)
Term Loan B (L + 200)	(1,309)	(1,311)	(1,313)
Senior Subordinated Notes (9%)	(600)	(600)	(600)
Gross Debt	$ (1,994)	$ (2,084)	$ (2,117)
Cash	50	120	79
Net Debt	$ (1,944)	$ (1,964)	$ (2,038)
Pro Forma LTM Metrics:			
Adjusted EBITDA	$ 285	$ 330	$ 323
Interest Expense	156	169	167
Capex	28	27	26
Credit Statistics:			
Gross Debt / EBITDA	7.0 x	6.3 x	6.6 x
Net Debt / EBITDA	6.8 x	6.0 x	6.3 x
EBITDA / Interest Expense	1.8 x	2.0 x	1.9 x
(EBITDA - Capex) / Interest Expense	1.6 x	1.8 x	1.8 x

($ in Millions)
Debt / Leverage Trends

Questions & Answers